Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED NOVEMBER 22, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2019, AS SUPPLEMENTED

BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO

Michael Pensky serves as a portfolio manager of the BlackRock Global Tactical Strategies Portfolio (“the Portfolio”). In the section entitled “Appendix C – Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Michael Pensky serves as a portfolio manager of the Portfolio. As of September 30, 2019, Mr. Pensky did not beneficially own any equity securities of the Portfolio.

The following changes are made to the statement of additional information of the Portfolio.

The Other Accounts Managed table in Appendix C with respect to the Portfolio is supplemented with the following information:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Pensky, CFA,[1]	Registered Investment Companies	16	$7,160,000,000	0	N/A
BlackRock Global	Other Pooled Investment Vehicles	10	$2,410,000,000	4	$1,720,000,000
Tactical Strategies Portfolio	Other Accounts	0	N/A	0	N/A

[1]	Other Accounts Managed information is as of 09/30/2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE